Maturity of Assets and Liabilities (Details) - CLP ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019
Disclosure of amounts to be recovered or settled after twelve months for classes of assets and liabilities that contain amounts to be recovered or settled both no more and more than twelve months after reporting date [text block] [Abstract]
Provisions for loans to customers	$ 836,107	$ 649,233
Provisions for loans and advances to banks	458	110
Term saving accounts	$ 342,550	$ 239,850